OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Supplement dated January 24, 2018 to the

Prospectus and Statement of Additional Information dated April 28, 2017

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Global Strategic Income Fund/VA (the “Fund”), and is in addition to any other supplements. You should read this supplement in conjunction with the Prospectus and SAI and retain it for future reference.

Effective immediately:

Prospectus:

1.	The first sentence in the section titled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Hemant Baijal, the lead portfolio manager, has been a portfolio manager of the Fund since January 2018.

2.	The first two paragraphs in the section titled “How the Fund is Managed – Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Hemant Baijal, the lead portfolio manager, Krishna Memani, Ruta Ziverte and Chris Kelly, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Baijal has been a portfolio manager of the Fund since January 2018. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009. Ms. Ziverte has been a portfolio manager and Vice President of the Fund since January 2017. Mr. Kelly has been a portfolio manager and Vice President of the Fund since January 2017.

Mr. Baijal has been a Senior Vice President of the Sub-Adviser since January 2016 and a Senior Portfolio Manager of the Sub-Adviser since July 2011. He was a Vice President of the Sub-Adviser from July 2011 through January 2016 and Co-Head of the Global Debt Team since January 2015. Prior to joining the Sub-Adviser, Mr. Baijal co-founded Six Seasons Global Asset Management, where he served as Partner and Portfolio Manager from January 2009 to December 2010. Mr. Baijal was also a Partner and Portfolio Manager at Aravali Partners, LLC from September 2006 to December 2008, and a Partner and Portfolio Manager at Havell Capital Management, LLC from November 1996 to August 2006.

SAI:

1.	All references to Michael Mata are removed.

2.	The sixth row of the table under the section titled “The Manager and the Sub-Adviser – Portfolio Managers” is deleted in its entirety and replaced with the following.

Global Strategic Income Fund/VA Hemant Baijal, Krishna Memani, Christopher Kelly, Ruta Ziverte

3.	The following replaces the information for “Global Strategic Income Fund/VA” in the peer group category table under the section titled ”The Manager and the Sub-Adviser – Compensation of Portfolio Managers”:

Global Strategic Income Fund/VA Morningstar Multisector Bond

Hemant Baijal

Christopher Kelly

Krishna Memani

Ruta Ziverte

January 24, 2018	PS0265.027